CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$ 97,509	$ 62,481	$ 53,429
Unrealized (loss) gain on securities available-for-sale, at fair value	(382)	147	71
Unrealized loss on derivative financial instruments, net		(193)	(1,019)
Reclassification of net realized loss on derivatives designated as cash flow hedges into earnings	237	5,208	6,149
Reclassification of net realized loss on derivatives designated as cash flow hedges into loss on termination of swaps			4,626
Comprehensive income	97,364	67,643	63,256
Less:
Comprehensive income attributable to noncontrolling interest	24,091	12,883
Preferred stock dividends	7,554	7,554	7,554
Comprehensive income attributable to common stockholders	$ 65,719	$ 47,206	$ 55,702